At the Company
For Media:	For Investors:
Kim Hillyer Manager, Communications & Public Affairs (402) 827-8654 kim.hillyer@tdameritrade.com	Tim Nowell Director, Investor Relations (402) 597-8440 timothy.nowell@tdameritrade.com
TD AMERITRADE CLIENT ASSETS AT RECORD $282 BILLION
Asset-Based Revenues of 61%
New Accounts Up 52% from the December Quarter
OMAHA, Neb., April 17, 2007 — TD AMERITRADE Holding Corporation (NASDAQ: AMTD) today announced the following results for the Company’s second fiscal quarter ended March 31, 2007: (1)
•	Net income of $141 million, or $0.23 per diluted share
•	Pre-tax income of $230 million, or 44 percent of net revenues
•	Operating margin of $267 million, or 51 percent
•	EBITDA of $279 million, or 53 percent
•	Net revenues of $525 million
•	Average client trades per day of approximately 254,000
•	Annualized return on equity of 31 percent for the quarter
•	Record client assets of approximately $282 billion, up seven percent year over year and including $42 billion of client cash and money market funds
•	Liquid assets of $543 million; cash and cash equivalents of $548 million
•	166,000 new accounts at an average cost per account of $258; 6,230,000 Total Accounts; 3,262,000 Qualified Accounts(2)
•	Average client margin balances of approximately $7.6 billion. On Mar. 31, 2007, client margin balances were approximately $7.6 billion.
“We are pleased with our organic growth, which includes record client assets of $282 billion. New accounts are up 52 percent from last quarter and growing faster than we did as two separate companies a year ago,” said Joe Moglia, chief executive officer. “This signals that efforts to enhance our client offerings are working.”
- More -

Updates to Guidance
The Company has adjusted its earnings projections for fiscal year 2007 to a range of $0.92 to $1.08 per share. More details can be found in the “Outlook Statement” section of its corporate Web site located at www.amtd.com.
“While asset-based revenues remain more than 60 percent, we’ve adjusted our guidance to account for the impact of recent market volatility and lower activity rates,” Moglia continued. “We have also decided to increase investments in our client experience to position us for more growth in 2008.”
Stock Repurchases
During the quarter, TD AMERITRADE utilized approximately $50 million to repurchase 3.0 million shares of its stock. Since the stock buy-back program was initiated, through March 31, 2007, the Company has invested approximately $247 million in repurchasing 14.5 million shares at a weighted average price of $16.98 per share.
Company Hosts Conference Call
TD AMERITRADE will host its March Quarter conference call this morning, April 17, 2007, at 7:30 a.m. CT. Participants may listen to the call by dialing 800-819-9193. The Company will Webcast the call at www.amtd.com.
As the Company will be discussing a number of financial metrics, participants are encouraged to download the slides associated with the presentation from the Web site before the start of the call. A podcast and an archived version of the presentation, including the materials discussed, will be available following the call.
AMTD-E
About TD AMERITRADE Holding Corporation
TD AMERITRADE Holding Corporation, through its brokerage subsidiaries(3) provides a dynamic balance of investment products and services that further the Independent Spirit of individual investors. Listed by Barron’s as the #1 Web-based broker and Forbes as one of America’s best big companies, the Company’s full spectrum of services include a leading active trader program and long-term investor solutions, including a national branch system, as well as relationships with one of the largest networks of independent registered investment advisors.(4) The Company’s common stock trades under the ticker symbol AMTD. For more information, please visit www.amtd.com.
Safe Harbor
This document contains forward-looking statements within the meaning of the federal securities laws. We intend these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws. In particular, any statements regarding financial guidance and future operations are forward-looking statements. These statements reflect only our current expectations or plans and are not guarantees of future performance, results or operations. These statements involve risks, uncertainties and assumptions that could cause actual results or performance to differ materially from those contained in the forward-looking statements. These risks, uncertainties and assumptions include general economic and political conditions, interest rates, market fluctuations and changes in client trading activity, increased competition, systems failures and capacity constraints, ability to service debt obligations, integration associated with the TD Waterhouse transaction, realization of synergies from the TD Waterhouse transaction, regulatory and legal matters and uncertainties and other risk factors described in our latest Annual Report on Form 10-K and Quarterly Report on Form 10-Q. These forward-looking statements speak only as of the date on which the statements were made. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
(1) See attached reconciliation of non-GAAP financial measures.
(2) Total Accounts include all open client accounts (funded and unfunded), except clearing accounts. Qualified Accounts include all open client accounts with a total liquidation value greater than or equal to $2,000, except clearing accounts. See Glossary of Terms on the Company’s web site at www.amtd.com for additional information.
(3) TD AMERITRADE, Inc., member NASD (link to www.NASD.com) /SIPC (www.SIPC.gov), receives clearing and custodial services from TD AMERITRADE Clearing, Inc., member NASD/SIPC, and National Investor Services Corporation (NISC), member NASD/SIPC. TD AMERITRADE, Inc., TD AMERITRADE Clearing, Inc., and NISC are subsidiaries of TD AMERITRADE Holding Corporation.
(4) “The Best Web Browser-Based Online Broker” by Barron’s, 3/5/2007 based on Trade Experience, Trading Technology, Usability, Range of Offerings, Research Amenities, Portfolio Analysis & Reports, Customer Service & Access, and Costs. Barron’s is a registered trademark of Dow Jones, L.P. More info on the Forbes award is available at www.forbes.com/platinum.

TD AMERITRADE HOLDING CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
In thousands, except per share amounts
(Unaudited)

	Quarter Ended			Six Months Ended
	Mar. 31, 2007	Dec. 31, 2006	Mar. 31, 2006	Mar. 31, 2007	Mar. 31, 2006
Revenues:
Transaction-based revenues:
Commissions and transaction fees	$193,268	$191,861	$221,394	$385,129	$351,193

Asset-based revenues:
Interest revenue	250,783	242,849	254,048	493,632	431,402
Brokerage interest expense	(113,720)	(104,286)	(80,648)	(218,006)	(130,402)

Net interest revenue	137,063	138,563	173,400	275,626	301,000

Money market deposit account fees	129,774	135,281	45,306	265,055	45,306
Money market and other mutual fund fees	54,517	52,475	32,503	106,992	40,164

Total asset-based revenues	321,354	326,319	251,209	647,673	386,470

Other revenues	10,140	16,996	24,623	27,136	36,824

Net revenues	524,762	535,176	497,226	1,059,938	774,487

Expenses:
Employee compensation and benefits	108,615	98,130	111,722	206,745	156,614
Fair value adjustments of compensation-related derivative instruments	136	(614)	(986)	(478)	(986)
Clearing and execution costs	22,058	20,836	18,984	42,894	24,951
Communications	24,686	22,068	17,164	46,755	25,918
Occupancy and equipment costs	17,521	24,851	18,148	42,372	33,195
Depreciation and amortization	6,132	7,031	5,181	13,163	8,664
Amortization of acquired intangible assets	13,446	13,824	11,281	27,270	14,790
Professional services	21,642	25,092	30,491	46,734	40,084
Interest on borrowings	30,033	31,117	25,796	61,150	26,444
Other	13,065	14,808	8,599	27,873	15,400
Advertising	42,800	39,276	47,477	82,076	74,041
Fair value adjustments of investment-related derivative instruments	—	—	—	—	11,703

Total expenses	300,134	296,419	293,857	596,554	430,818

Income before other income and income taxes	224,628	238,757	203,369	463,384	343,669

Other income:
Gain on sale of investments	5,102	614	78,840	5,716	78,840

Pre-tax income	229,730	239,371	282,209	469,100	422,509

Provision for income taxes	88,591	93,738	109,374	182,329	163,677

Net income	$141,139	$145,633	$172,835	$286,771	$258,832

Basic earnings per share	$0.24	$0.24	$0.31	$0.48	$0.54
Diluted earnings per share	$0.23	$0.24	$0.30	$0.47	$0.53

Weighted average shares outstanding — basic	598,828	603,028	553,813	600,963	479,377
Weighted average shares outstanding — diluted	608,743	612,833	566,710	610,950	491,065

TD AMERITRADE HOLDING CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
In thousands
(Unaudited)

	Mar. 31, 2007	Sept. 29, 2006
Assets:
Cash and cash equivalents	$547,770	$363,650
Short-term investments	37,600	65,275
Segregated cash and investments	315,075	1,561,910
Broker/dealer receivables	7,008,035	4,566,525
Client receivables	7,564,027	6,970,834
Goodwill and intangible assets	2,793,317	2,788,617
Other	266,092	241,658

Total assets	$18,531,916	$16,558,469

Liabilities and stockholders’ equity:

Liabilities:
Broker/dealer payables	$9,285,268	$7,022,601
Client payables	4,880,897	5,412,981
Long-term debt	1,690,875	1,703,375
Other	826,505	689,278

Total liabilities	16,683,545	14,828,235

Stockholders’ equity	1,848,371	1,730,234

Total liabilities and stockholders’ equity	$18,531,916	$16,558,469

TD AMERITRADE HOLDING CORPORATION
SELECTED OPERATING DATA

	Quarter Ended			Six Months Ended
	Mar. 31, 2007	Dec. 31, 2006	Mar. 31, 2006	Mar. 31, 2007	Mar. 31, 2006
Trading Activity Metrics:
Total trades (in millions)	15.5	14.8	15.8	30.3	25.5
Average commissions and transaction fees per trade	$12.49	$12.92	$14.04	$12.70	$13.75
Average client trades per day	253,631	237,528	254,382	245,481	205,116
Average client trades per account (annualized)	10.1	9.5	11.7	9.8	10.9
Activity rate	4.0%	3.8%	4.7%	3.9%	4.3%
Trading days	61.0	62.5	62.0	123.5	124.5

Net Interest Margin:
Average interest-earning assets (in billions)	$14.4	$13.6	$18.2	$14.0	$16.4
Average money market deposit account balances (in billions)	14.8	14.4	6.5	14.6	3.1

Average investable assets (in billions)	$29.2	$28.0	$24.7	$28.6	$19.5

Net interest revenue (in millions)	$137.1	$138.6	$173.4	$275.6	$301.0
Money market deposit account fee revenue (in millions)	129.8	135.3	45.3	265.1	45.3

Net revenue earned on investable assets (in millions)	$266.9	$273.9	$218.7	$540.7	$346.3

Net interest margin (NIM)	3.66%	3.78%	3.53%	3.72%	3.51%

Net Interest Revenue:
Segregated cash:
Average balance (in billions)	$0.4	$0.9	$7.6	$0.7	$7.5
Average annualized yield	5.21%	5.17%	4.18%	5.18%	3.98%

Interest revenue (in millions)	$5.7	$12.4	$79.6	$18.1	$150.3

Client margin balances:
Average balance (in billions)	$7.6	$7.3	$6.8	$7.4	$5.3
Average annualized yield	8.08%	8.06%	7.37%	8.07%	7.37%

Interest revenue (in millions)	$152.4	$151.0	$126.2	$303.4	$196.3

Securities borrowing:
Average balance (in billions)	$5.9	$5.1	$3.3	$5.5	$3.2
Average annualized yield	5.81%	5.62%	5.08%	5.72%	4.61%

Interest revenue (in millions)	$85.5	$73.8	$41.4	$159.3	$73.9

Other free cash and short-term investments
Average balance (in billions)	$0.5	$0.3	$0.5	$0.4	$0.4
Average annualized yield	4.88%	5.49%	5.20%	5.13%	4.40%

Interest revenue — net (in millions)	$6.8	$5.3	$6.3	$12.0	$10.1

Client credit balances:
Average balance (in billions)	$3.3	$3.4	$10.2	$3.4	$9.7
Average annualized cost	1.52%	1.56%	0.99%	1.54%	0.90%

Interest expense (in millions)	($12.7)	($13.9)	($25.3)	($26.6)	($44.0)

Securities lending:
Average balance (in billions)	$8.4	$7.4	$5.8	$7.9	$4.8
Average annualized cost	4.82%	4.73%	3.77%	4.77%	3.49%

Interest expense (in millions)	($100.6)	($90.0)	($54.8)	($190.6)	($85.6)

Net interest revenue — total (in millions)	$137.1	$138.6	$173.4	$275.6	$301.0

Other Revenue Metrics:
Money market deposit account fees:
Average balance (in billions)	$14.8	$14.4	$6.5	$14.6	$3.1
Average annualized yield	3.52%	3.64%	2.85%	3.58%	2.85%
Fee revenue (in millions)	$129.8	$135.3	$45.3	$265.1	$45.3

Money market mutual fund fees:
Average balance (in billions)	$20.2	$18.8	$12.6	$19.5	$8.0
Average annualized yield	0.77%	0.77%	0.74%	0.77%	0.74%
Fee revenue (in millions)	$38.8	$37.3	$23.1	$76.1	$29.6

Other mutual fund fees:
Average balance (in billions)	$26.1	$24.8	$19.0	$25.5	$10.8
Average annualized yield	0.24%	0.24%	0.20%	0.24%	0.19%
Fee revenue (in millions)	$15.7	$15.2	$9.4	$30.9	$10.6

Client Account and Client Asset Metrics:
Qualified accounts (beginning of period)	3,255,000	3,242,000	1,722,000	3,242,000	1,735,000
Qualified accounts (end of period)	3,262,000	3,255,000	3,293,000	3,262,000	3,293,000
Percentage increase (decrease) during period	0%	0%	91%	1%	90%

Total accounts (beginning of period)	6,260,000	6,191,000	3,739,000	6,191,000	3,717,000
Total accounts (end of period)	6,230,000	6,260,000	6,070,000	6,230,000	6,070,000
Percentage increase (decrease) during period	(0%)	1%	62%	1%	63%

Client assets (beginning of period, in billions)	$278.2	$261.7	$85.5	$261.7	$83.3
Client assets (end of period, in billions)	$282.2	$278.2	$262.9	$282.2	$262.9
Percentage increase (decrease) during period	1%	6%	207%	8%	216%
NOTE: See Glossary of Terms on the Company’s web site at www.amtd.com for definitions of the above metrics.

TD AMERITRADE HOLDING CORPORATION
RECONCILIATION OF FINANCIAL MEASURES
In thousands, except percentages and per share amounts
(Unaudited)

	Quarter Ended						Six Months Ended
	Mar. 31, 2007		Dec. 31, 2006		Mar. 31, 2006		Mar. 31, 2007		Mar. 31, 2006
	$	% of Rev.	$	% of Rev.	$	% of Rev.	$	% of Rev.	$	% of Rev.
Operating Margin (1)
Operating margin	$267,428	51.0%	$278,033	52.0%	$250,846	50.4%	$545,460	51.5%	$429,413	55.4%
Less:
Advertising	(42,800)	(8.2%)	(39,276)	(7.3%)	(47,477)	(9.5%)	(82,076)	(7.7%)	(74,041)	(9.6%)
Fair value adjustments of investment-related derivative instruments	—	0.0%	—	0.0%	—	0.0%	—	0.0%	(11,703)	(1.5%)

Income before other income and income taxes	224,628	42.8%	238,757	44.6%	203,369	40.9%	463,384	43.7%	343,669	44.4%
Gain on sale of investments	5,102	1.0%	614	0.1%	78,840	15.9%	5,716	0.5%	78,840	10.2%

Pre-tax income	$229,730	43.8%	$239,371	44.7%	$282,209	56.8%	$469,100	44.3%	$422,509	54.6%

EBITDA and EBITDA Excluding Investment Gains (2)
EBITDA excluding investment gains	$274,239	52.3%	$290,729	54.3%	$245,627	49.4%	$564,967	53.3%	$393,567	50.8%
Plus: Gain on sale of investments	5,102	1.0%	614	0.1%	78,840	15.9%	5,716	0.5%	78,840	10.2%

EBITDA	279,341	53.2%	291,343	54.4%	324,467	65.3%	570,683	53.8%	472,407	61.0%
Less:
Depreciation and amortization	(6,132)	(1.2%)	(7,031)	(1.3%)	(5,181)	(1.0%)	(13,163)	(1.2%)	(8,664)	(1.1%)
Amortization of acquired intangible assets	(13,446)	(2.6%)	(13,824)	(2.6%)	(11,281)	(2.3%)	(27,270)	(2.6%)	(14,790)	(1.9%)
Interest on borrowings	(30,033)	(5.7%)	(31,117)	(5.8%)	(25,796)	(5.2%)	(61,150)	(5.8%)	(26,444)	(3.4%)

Pre-tax income	$229,730	43.8%	$239,371	44.7%	$282,209	56.8%	$469,100	44.3%	$422,509	54.6%

	As of
	Mar. 31,	Dec. 31,	Sept. 29,	June 30,	Mar. 31,
	2007	2006	2006	2006	2006
Liquid Assets (3)
Liquid assets	$543,211	$498,764	$499,385	$414,251	$374,423
Plus: Broker-dealer cash and cash equivalents	506,400	350,070	263,054	322,960	411,208
Less:
Non broker-dealer short-term investments	(37,600)	(38,725)	(65,275)	(24,775)	(40,000)
Excess broker-dealer regulatory net capital	(464,241)	(369,524)	(333,514)	(317,130)	(262,221)

Cash and cash equivalents	$547,770	$440,585	$363,650	$395,306	$483,410

Note: The term “GAAP” in the following explanations refers to generally accepted accounting principles in the United States.

(1)	Operating margin is considered a Non-GAAP financial measure as defined by SEC Regulation G. We define operating margin as pre-tax income, adjusted to remove advertising expense, non-brokerage investment-related gains and losses and any unusual gains or charges. We consider operating margin an important measure of the financial performance of our ongoing business. Advertising spending is excluded because it is largely at the discretion of the Company, can vary significantly from period to period based on market conditions and generally relates to the acquisition of future revenues through new accounts rather than current revenues from existing accounts. Non-brokerage investment-related gains and losses and unusual gains and charges are excluded because we believe they are not likely to be indicative of the ongoing operations of our business. Operating margin should be considered in addition to, rather than as a substitute for, pre-tax income, net income and earnings per share.

(2)	EBITDA (earnings before interest, taxes, depreciation and amortization) and EBITDA excluding investment gains are considered Non-GAAP financial measures as defined by SEC Regulation G. We consider EBITDA and EBITDA excluding investment gains important measures of our financial performance and of our ability to generate cash flows to service debt, fund capital expenditures and fund other corporate investing and financing activities. EBITDA is used as the denominator in the consolidated leverage ratio calculation for our senior credit facilities. EBITDA eliminates the non-cash effect of tangible asset depreciation and amortization and intangible asset amortization. EBITDA excluding investment gains also eliminates the effect of non-brokerage investment-related gains and losses that are not likely to be indicative of the ongoing operations of our business. EBITDA and EBITDA excluding investment gains should be considered in addition to, rather than as a substitute for, pre-tax income, net income and cash flows from operating activities.

(3)	Liquid assets is considered a Non-GAAP financial measure as defined by SEC Regulation G. We define liquid assets as the sum of a) non broker-dealer cash and cash equivalents, b) non broker-dealer short-term investments and c) regulatory net capital of (i) our clearing broker-dealer subsidiaries in excess of 5% of aggregate debit items and (ii) our introducing broker-dealer subsidiary in excess of 8 1/3% of aggregate indebtedness. We consider liquid assets an important measure of our liquidity and of our ability to fund corporate investing and financing activities. Liquid assets should be considered as a supplemental measure of liquidity, rather than as a substitute for cash and cash equivalents.